                                                                    EXHIBIT 10.3

                    STOCK REDEMPTION AND EXCHANGE AGREEMENT


     THIS STOCK REDEMPTION AND EXCHANGE AGREEMENT (the "Agreement") is made as of the 14th day of March, 1996, by and among Roger H. Linn, Lois J. Linn, Jennifer Linn Trust and Sara Linn Trust (collectively, the "Linn Entities") and Guy M. Lammle, Rita L. Lammle, Amy Lammle Trust, Daina Lammle Trust and Lacey Lammle Trust (collectively, the "Lammle Entities," and together with the Linn Entities, the "Stockholders"), and R&D Systems Company, a Delaware corporation (the "Corporation").

                                   RECITALS
                                   --------

A. The Stockholders currently own the shares of common stock of the Corporation set forth on Exhibit A attached hereto (the "Common Stock").
                                ---------

B. The Corporation desires to redeem all of the Common Stock held by the Linn Entities, and 60% of the Common Stock held by the Lammle Entities (collectively, the "Redemption Shares"), as more fully set forth on Exhibit B, for the cash consideration set forth on Exhibit B. The
       ---------                                          ---------
       Stockholders also desire that the Corporation redeem the Redemption Shares for the cash consideration set forth on Exhibit B.
                                                      ---------

C. The Corporation desires to exchange the remaining 40% of the Common Stock held by the Lammle Entities (the "Exchange Shares") for shares of newly issued Series B Convertible Participating Preferred Stock of the
       Corporation, as set forth on Exhibit C (the "Preferred Stock").  The
                                    ---------
       Lammle Entities also desire to exchange such Exchange Shares for the
       Preferred Stock set forth on Exhibit C.
                                    ---------

       NOW, THEREFORE, for good and valuable consideration herein recited and the mutual promises herein contained, the parties hereto agree as follows:

                                   AGREEMENT
                                   ---------

1.     Redemption of Common Stock.  Upon the terms and subject to the conditions
       --------------------------
       set forth in this Agreement, the parties hereto agree that all of the Redemption Shares shall be redeemed for the cash consideration set forth on Exhibit B.
          ---------

2.     Exchange of Common Stock.  Upon the terms and subject to the conditions
       ------------------------
       set forth in this Agreement, the parties hereto agree that the Exchange Shares shall be exchanged for the Preferred Stock set forth on Exhibit C.
                                                                      ---------

3.     Closing of Redemption and Exchange.  The closing (the "Closing") of the
       ----------------------------------
       redemption and exchange of the Common Stock will occur on the date of the closing of the Stock Purchase Agreement dated as of March __, 1996 among the Company, the Stockholders, and the Investors named therein (the "Purchase Agreement"). At the Closing, the Stockholders shall deliver to the Company all certificates or other evidence of their ownership of the Common Stock, and the Company shall deliver to the Stockholders the consideration set forth on Exhibits B and C. Any certificates of stock
                                  ----------------
       delivered by the Stockholders shall be duly endorsed in blank and accompanied by duly executed stock powers.

4.     Stockholder Representations.  Each Stockholder severally represents and
       ---------------------------
       warrants as follows:

              a.    Ownership.  The Stockholder is the owner of the Common
                    ---------
                    Stock set forth on Exhibits A and B opposite his, her or
                                       ----------------
                    its name, free and clear of all claims, encumbrances, liens, pledges, security interests and rights of any kind or nature whatsoever.

              b.    Authorization for and Validity of this Agreement.  The
                    ------------------------------------------------
                    Stockholder has all necessary power and authority to execute, deliver and perform this Agreement. No approval of, filing with, or other action by any court, governmental body, agency or official is required by such Stockholder to execute, deliver and perform the terms of this Agreement. This Agreement constitutes a valid and binding agreement of each Stockholder, enforceable against such Stockholder in accordance with its terms.

              c.    Breach or Default.  Neither the execution of this
                    -----------------
                    Agreement nor the consummation of the transactions contemplated by it will:

                    (1) result in the breach of any of the terms or conditions of, or constitute a default under, any mortgage, note, bond, indenture, contract, agreement, license or other instrument or obligation of any kind or nature to which such Stockholder is a party or by which such Stockholder or any of his, her or its assets may be bound or affected; or

                    (2) violate any order, writ, injunction or decree applicable to such Stockholder of any court, administrative agency or governmental body.

5.     Lammle Entities Representations.  Each Lammle Entity severally represents
       -------------------------------
       and warrants as follows:

              a. The Lammle Entity is acquiring the Preferred Stock for its own account, for investment, and not with a present view to any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Act").

              b. The Lammle Entity understands that neither the Preferred Stock to be issued and delivered to it pursuant to this Agreement, nor any of the securities that the Preferred Stock is convertible into, have been registered under the Act, and that it cannot dispose of any or all of the Preferred Stock or the securities issuable upon conversion thereof unless such securities are registered under the Act or exemptions from such registration are available. The Lammle Entity understands that each certificate representing the Preferred Stock will bear the following legend or one substantially similar thereto:

                The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act"). These securities have been acquired for investment and not with a view to distribution or resale, and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such securities under the Act or the availability of an exemption from such registration requirements.

          c. The Lammle Entity is sufficiently knowledgeable and experienced in the making of venture capital investments so as to be able to evaluate the risks and merits of its investment in the Corporation, and is able to bear the economic risk of loss of its investment in the Corporation.

6.     Survival of Representations, Warranties and Covenants.  All
       -----------------------------------------------------
       representations, warranties, covenants and agreements of the parties hereto contained in this Agreement shall survive the Closing and shall continue in full force and effect indefinitely thereafter, subject only to applicable statutes of limitations.

7.     Indemnification.  Each Stockholder severally hereby agrees to save,
       ---------------
       defend, indemnify and hold harmless the Corporation and its officers, directors, stockholders, partners, members, managers, employees, agents, representatives and affiliates (collectively, the "Corporation Affiliates") against any loss, liability, damage or expense (including reasonable legal fees and expenses), or any claim which if unsuccessful would result in any such loss, liability, damage or expense, suffered or incurred by the Corporation for or on account of or arising from or in connection with a breach of any representation, warranty, covenant or agreement of any Stockholder contained in this Agreement.

8.     Miscellaneous Provisions.
       ------------------------

           a.    Assignability; Binding Effect. No party hereto shall have the
                 -----------------------------
                 right to assign such party's rights or obligations under this Agreement without the consent of the other parties hereto. Subject to the foregoing limitation, the benefits and obligations of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

           b.    Counterparts. This Agreement may be executed in two or more
                 ------------
                 counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

           c.    Entire Agreement. This Agreement constitutes the entire
                 ----------------
                 agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, understandings, and agreements among the parties hereto with respect to the subject matter hereof. No modification, amendment or waiver of any provision hereof shall be binding upon any party hereto unless it is in writing and executed by all parties hereto or, in the case of a waiver, by the party waiving compliance.

           d.    Waiver. The waiver by any party hereto of any default,
                 ------
                 misrepresentation or breach of warranty or covenant hereunder shall not be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant and shall not affect in any way any rights arising by virtue of any such prior or subsequent occurrence.

            e.   Section Headings. The section headings contained herein are for
                 ----------------
                 reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

            f.   Governing Law. This Agreement shall be construed in accordance
                 -------------
                 with and governed by the laws of the State of Colorado (without giving effect to principles of conflicts of laws), except that any Delaware corporate law matters relating to the Company shall be construed and enforced in accordance with and governed by the Delaware General Corporation Law (without giving effect to principles of conflicts of laws).

            g.   Remedies. No right or remedy herein conferred upon or reserved
                 --------
                 to a party hereto is intended to be exclusive of any other right or remedy, and all such rights and remedies shall be cumulative.

          h.     No Closing. All of the provisions hereof shall be effective
                 ----------
                 upon the Closing. In the event the Closing does not occur, this Agreement shall be of no further force and effect.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

                              R&D SYSTEMS COMPANY

                              _________________________________
                              Name:____________________________
                              Title:___________________________


                              _________________________________
                              Roger H. Linn


                              _________________________________
                              Lois J. Linn


                              Jennifer Linn Trust


                              _________________________________
                              By: Roger H. Linn, Trustee


                              Sara Linn Trust


                              _________________________________
                              By: Roger H. Linn, Trustee


                              _________________________________
                              Guy M. Lammle


                              _________________________________
                              Rita L. Lammle

                              Amy Lammle Trust


                              __________________________
                              By: Guy M. Lammle, Trustee


                              Daina Lammle Trust


                              __________________________
                              By: Guy M. Lammle, Trustee


                              Lacey Lammle Trust



                              __________________________
                              By: Guy M. Lammle, Trustee

                Exhibit A to Redemption and Exchange Agreement
                ----------------------------------------------

                               Current Ownership
                               -----------------

Stockholders                                                Shares
------------                                                ------

Guy M. Lammle                                                1,750
Rita L. Lammle                                               1,750
Amy Lammle Trust/Guy M. Lammle Trustee                         375
Daina Lammle Trust/Guy M. Lammle Trustee                       375
Lacey Lammle Trust/Guy M. Lammle Trustee                       750
Roger H. Linn                                                1,750
Lois J. Linn                                                 1,750
Sara Linn Trust/Roger H. Linn Trustee                          750
Jennifer Linn Trust/Roger H. Linn Trustee                      750

Total Number of Shares                                      10,000

                Exhibit B to Redemption and Exchange Agreement
                ----------------------------------------------

                               Redemption Shares
                               -----------------


      Stockholder                               Shares        Cash Consideration
      -----------                               ------        ------------------

Roger H. Linn                                    1,750          $ 11,025,000
Lois J. Linn                                     1,750          $ 11,025,000
Sara Linn Trust/Roger H. Linn Trustee              750             4,725,000
Jennifer Linn Trust/Roger H. Linn Trustee          750             4,725,000
Guy M. Lammle                                    1,050             6,125,000
Rita L. Lammle                                   1,050             6,125,000
Amy Lammle Trust/Guy M. Lammle Trustee             225             1,312,500
Daina Lammle Trust/Guy M. Lammle Trustee           225             1,312,500
Lacy Lammle Trust/Guy M. Lammle Trustee            450             2,625,000
                                                --------------------------------
                                                 8,000          $ 49,000,000

                Exhibit C to Redemption and Exchange Agreement
                ----------------------------------------------

                                Exchange Shares
                                ---------------

                                                                  Series B
                                                                 Convertible
                                                                Participating
     Stockholder                                 Shares        Preferred Stock
     -----------                                 ------        ---------------

Guy M. Lammle                                       700            2,275
Rita L. Lammle                                      700            2,275
Amy Lammle Trust/Guy M. Lammle Trustee              150              487.5
Daina Lammle Trust/Guy M. Lammle Trustee            150              487.5
Lacey Lammle Trust/Guy M. Lammle Trustee            300              975
                                                 ------        ---------------
                                                  2,000            6,500